Exhibit 10(o)

            SEALRIGHT CO., INC. 1995 STOCK OPTION PLAN


                         _______________


                       Section I.  Purpose

     The purpose of this Plan is to provide an incentive and to encourage ownership of the Company's stock by the grant of stock options to certain "Key Employees" of the Company or its subsidiaries. It is intended that some options granted pursuant to the Plan may qualify as Incentive Stock Options ("ISO's"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code"), and some options granted pursuant to the Plan may not qualify as ISO's and will be non-qualified stock options ("NQSO's").


                     Section II.  Definitions

     A. "Board of Directors" means the board of directors of the Company.

     B.  "Common Stock" means shares of the common stock
(including treasury stock), par value $.01 per share, of the Company.

     C. "Company" means Sealright Co., Inc. or any successor thereto.

     D. "Committee" means the compensation committee established by the Board of Directors of the Company.

     E. "Disability" means inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Participant shall not be considered to be disabled unless the Participant furnishes the Company proof of the existence thereof in such form and manner, and at such times, as the Committee may require.

     F. "Fair Market Value", as of a given date, means the fair market value of one share of Common Stock as determined by the Committee in accordance with procedures established by the Committee and in accordance with the provisions of the Code and the regulations thereunder.

     G. "Key Employee" means a person who is employed in a position of managerial responsibility by the Company or a Subsidiary. A non-employee member of the Board of Directors of a Subsidiary can not be a Key Employee.

     H. "Parent" means any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company if at the time of the grant of an option each of the corporations, other than the Company or a Subsidiary, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     I. "Participant" means a Key Employee who is granted a stock option hereunder.

     J.  "Plan" means the Sealright Co., Inc. 1995 Stock Option
Plan.

     K. "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an option hereunder, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

L. "Ten Percent Shareholder" means a person who owns, on the date of grant of an ISO, more than 10% of the total combined voting power of all classes of stock of the Company, or its Parent or Subsidiary


                       Section III.  Stock

     The stock which may be granted under the Plan shall not exceed, in the aggregate, 700,000 shares of the Company's Common Stock; provided, however, the maximum number of shares with respect to which options may be granted under the Plan during any calendar year to any eligible employee shall not exceed 10% of such amount. Such shares may be, in whole or in part, as the Board of Directors shall from time to time determine, authorized but unissued shares, or issued shares which shall have been reacquired by the Company. If an option expires or is terminated or surrendered without having been fully exercised, the unpurchased shares of Common Stock subject to the option shall again be available for grant under this Plan.


                     Section IV.  Eligibility

     A stock option may be granted under the Plan only to a Key employee.


                    Section V.  Stock Options

     A. Option Price. Except as provided below, the purchase price of Common Stock under each ISO and NQSO granted hereunder shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the close of market on the day of grant of the option. The purchase price of Common Stock under each ISO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Common Stock at the close of market on the day prior to the grant of the option.

     B. Term and Exercise of Options. Except as provided below, the term of each option shall not be more than ten (10) years from the date of granting thereof. The term of each ISO granted to a Ten Percent Shareholder shall not be more than five (5) years from the date of granting thereof. In no case may an option be exercised within six months of the date of the granting thereof. Within such limits, options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all Participants; provided, however, that except as provided in Subsection D of this Section and Section X, no option may be exercised at any time unless the Participant is then an employee of the Company or a Subsidiary and has been so employed continuously since the granting of the option or was an employee of the Parent of the Company at the time of grant and has been continuously employed since that time by either such Parent or by the Company or by a Subsidiary.

     C. Non-Transferability of Options. Each option granted under the Plan shall by its terms be non-transferable otherwise than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of the Participant, only by the Participant.

     D. Termination of Employment. Subject to the restrictions on the Optionee's exercise of an option described in Subsection B of this Section and the provisions of Subsection G of this Section, options may contain such provisions as the Committee shall determine regarding the extent (if any) to which options may be exercised after termination of employment; provided, however, that ISO's shall be subject to the following restrictions:

          (a) If a Participant terminates employment for any reason other than death or Disability, the Participant may not in any event exercise any ISO held by such Participant after the date which is three (3) months after the date of the Participant's employment termination.

          (b) If a Participant's employment is terminated by reason of death or Disability, the Participant or the personal representative of the Participant may not in any event exercise an ISO after the date which is twelve (12) months after the date of such termination.

     E. Leaves of Absence. The option agreements issued pursuant to this Plan may contain such provisions as the Committee shall determine with respect to approved leaves of absence.

     F. Payment of Option Price. The purchase price is to be paid in full upon the exercise of an option, either (i) in cash; or (ii) in the discretion of the Committee by the tender to the Company of shares of the Common Stock owned by the Participant and registered in the Participant's name having a Fair Market Value equal to the cash exercise price of the option being exercised; or (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and
(ii) hereof. The proceeds of sale of stock subject to option are to be added to the general funds of the Company, if cash, or to the shares of the Common Stock held in treasury, if shares of Common Stock, and used for the corporate purposes of the Company as the Committee shall determine.

     G. Limitation on Exercise of Options. The maximum aggregate Fair Market Value (determined at the time an option is granted) of the Common Stock with respect to which ISO's are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000. If the provisions of this Section limit the exercisability of certain ISO's which would otherwise become exercisable on account of an event described in Subsection D of this Section or Section X, the Committee, in its sole discretion, shall determine the times at which such ISO's become exercisable so that the provisions of this Subsection G are not violated; provided that in no event shall any ISO be exercisable more than ten (10) years from the date of granting thereof (five (5) years in the case of ISO's granted to Ten Percent Shareholders).


                   Section VI.  Administration

     This Plan shall be administered by the Committee. Subject to the express provisions of this Plan, the Committee shall have complete authority to:

          A. determine the individuals to whom and the time or times when options shall be granted.

          B. determine the number of shares to be subject to each option and the terms and provisions including the qualified status of each option.

          C. interpret the Plan.

          D. prescribe, amend and rescind rules and regulations relating to the Plan.

          E. cancel, with the consent of a Participant, any option previously granted to such Participant and to grant a new option in place thereof; and

          F. make all determinations not specifically set forth in (A) through (E) above which it considers necessary or advisable for the administration of this Plan.

     All determinations by the Committee with respect to (A) through (F) above shall be final. In the event the Company or any Subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.


                     Section VII.  Committee

     The Committee shall at all times be constituted to comply with the requirements of Rule 16 b-3 under the Securities Exchange Act of 1934, as the same may from time to time be amended. As of the date of adoption of this Plan by the Board of Directors of the Company, Rule 16 b-3 requires that the Committee shall consist of two (2) or more members of the Board of Directors who were not at anytime within one year prior to their appointment as Committee members and are not during such service granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any affiliate of the Company (as defined in the Securities Exchange Act of 1934) except as permitted by Rule 16 b-3. The members of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. Each member shall also be an "outside director" within the meaning of Section 162(m) of the Code. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All recommendations by the Committee shall be made by a majority of its members.


             Section VIII.  Effect of Change in Stock

     Notwithstanding any other provision in the Plan, if there is any change in the Common Stock of the Company by reason of stock dividends, spinoffs, split ups, recapitalizations, mergers, consolidations, reorganizations, combinations or exchanges of shares and the like, the number and class of shares available for grants of options, the number of shares subject to any outstanding options and the price thereof, as applicable, shall be adjusted to the same proportionate number and class of shares an price as in effect before such change.


              Section IX.  Amendment or Termination

     Unless this Plan shall theretofore have been terminated as hereinafter provided, this Plan shall terminate, and no stock option shall be granted hereunder, after ten (10) years from the date of its adoption by the Board of Directors. Any stock options outstanding at the termination of this plan shall continue in full force and effect and shall not be affected by such termination of this Plan. The Board of Directors of the Company may, at any time prior to that date, terminate this Plan or make such modifications of the Plan as it may deem advisable; provided, however, that the Board of Directors may not, without further approval by the holders of the Common Stock of the Company, (a) increase the maximum number of shares for which options may be granted (except under the anti-dilution provisions in Section VIII), (b) change the class of employees to whom options may be granted, (c) withdraw the authority to administer the Plan from a committee whose members meet the requirements of
Section VII or (d) materially increase the benefits accruing to Participants.


                  Section X.  Change of Control

     In the event that:

          A. any person, other than the Company, shall acquire more than 25% of the Common Stock through a tender offer, exchange offer or otherwise; or

          B. the Company shall be liquidated or dissolved following a sale of all or substantially all of its assets; or

          C. the Company shall not be the surviving parent corporation resulting from any merger or consolidation to which it is a party,

then, if a Participant's employment with the Company or a Parent or Subsidiary is voluntarily or involuntarily terminated within one year after any such event, any then outstanding stock option held by such Participant for a period of not less than six months shall immediately mature and vest in full and any such stock option shall be settled by the payment to such Participant of an amount equal to the excess, if any, of the aggregate Fair Market Value of the shares subject thereto on the Special Maturity Date, as hereinafter defined, over the aggregate exercise price of such option; provided, however, that the Board of Directors may, by unanimous resolution adopted prior to an event described in clause (C) above, provide that such maturity shall not result from an event in clause (C) above. For purposes of an event specified in clause (A) above, the Special Maturity Date for purposes hereof shall be the date on which the Common Stock had the highest Fair Market Value during the period in which the tender or exchange offer was outstanding, or, in the event no tender or exchange offer was outstanding, the date the person has first acquired, in the aggregate, 25% of the Common Stock. For purposes of an event specified in clause (B) or (C), the Special Maturity Date shall be the effective date of the liquidation, dissolution, merger or consolidation. Settlement shall be made in cash within not less than five (5) days following the Participant's termination of employment.


                     Section XI.  Withholding

     The Company, at the time any distribution is made under this Plan, whether in cash or in shares of stock, may withhold from such payment any amount necessary to satisfy Federal and state income tax withholding requirements with respect to such distribution. Such withholding may be in cash or in shares of stock.


                   Section XII.  Miscellaneous

     A. Rights to Continued Employment. Nothing in this Plan or in any option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or a Subsidiary or interfere with the right of the Company or a Subsidiary to terminate the individual's employment at any time.

     B. Retirement Plan Rights. Benefits received under this Plan by a Participant shall not affect or be used in the calculation of the Participant's pension or other retirement benefits under any other plan maintained by the Company.

     C. Investment Undertakings. Until and unless the issuance of shares of Common Stock pursuant to this Plan shall have been registered pursuant to the Securities Act of 1933 and applicable state securities laws, each Participant acquiring shares of Common Stock under this Plan may be required, as a condition precedent to such issuance, to execute and deliver to the Company a letter or certificate containing such investment representations, agreements restricting sale (including, without limitation, provision for stop transfer orders and restrictive legend on stock certificates) and confirmation of other relevant facts to support any exemption from the registration requirements under the Securities Act of 1933 and such state securities laws on which the Company intends to rely, all as shall be deemed reasonably necessary by counsel for the Company and in such form as such counsel shall determine.


             Section XIII.  Effectiveness of the Plan

     This Plan will be effective upon adoption by the Board of Directors of the Company, subject, however, to its approval by the stockholders of the Company given within 12 months after the date the Plan is adopted by the Board of Directors, at a regular meeting of the stockholders or at a special meeting of the stockholders duly called and held for such purpose. Grants of options made prior to stockholder approval shall be subject to the obtaining of such approval, and if such approval is not obtained as aforesaid, such grants shall not be effective for any purpose.

     The foregoing Plan was adopted by the Board of Directors of the Company on March 13, 1995 and approved by the stockholders of the Company on ______________________.


                                   Sealright Co., Inc.


                                   By___________________________



__________________________________
Attest